EXHIBIT 99 PSEG Investor Update Leading toward a sustainable future January 2024 1 1

PSEG Investor Update January 2024 Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future • fluctuations in, or third party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; performance, including, without limitation, future revenues, earnings, strategies, prospects, • our ability to obtain adequate nuclear fuel supply; consequences and all other statements that are not purely historical constitute “forward-looking • changes in technology related to energy generation, distribution and consumption and statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such changes in customer usage patterns; forward-looking statements are subject to risks and uncertainties, which could cause actual • third-party credit risk relating to and purchase of nuclear fuel; • any inability to meet our commitments under forward sale obligations and Regional results to differ materially from those anticipated. Such statements are based on Transmission Organization rules; management’s beliefs as well as assumptions made by and information currently available to • reliance on transmission facilities to maintain adequate transmission capacity for our management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” nuclear generation fleet; “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such • the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; words and similar expressions are intended to identify forward-looking statements. Factors that • PSE&G’s proposed investment programs may not be fully approved by regulators and its may cause actual results to differ are often presented with the forward-looking statements capital investment may be lower than planned; themselves. Other factors that could cause actual results to differ materially from those • our ability to advocate for and our receipt of appropriate regulatory guidance to ensure long-term support for our nuclear fleet; contemplated in any forward-looking statements made by us herein are discussed in filings we • adverse changes in and non-compliance with energy industry laws, policies, regulations make with the United States Securities and Exchange Commission (SEC), including our and standards, including market structures and transmission planning and transmission Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These returns; factors include, but are not limited to: • risks associated with our ownership and operation of nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the • any inability to successfully develop, obtain regulatory approval for, or construct Atomic Energy Act and trade control, environmental and other regulations, as well as transmission and distribution, and our nuclear generation projects; financial, environmental and health and safety risks; • the physical, financial and transition risks related to climate change, including risks • changes in federal and state environmental laws and regulations and enforcement; relating to potentially increased legislative and regulatory burdens, changing customer • delays in receipt of, or an inability to receive, necessary licenses and permits and siting preferences and lawsuits; approvals; and • any equipment failures, accidents, critical operating technology or business system • changes in tax laws and regulations. failures, severe weather events, acts of war, terrorism or other acts of violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents that may impact our ability to provide safe and reliable service to our customers; All of the forward-looking statements made in this presentation are qualified by these cautionary • any inability to recover the carrying amount of our long-lived assets; statements and we cannot assure you that the results or developments anticipated by • disruptions or cost increases in our supply chain, including labor shortages; management will be realized or even if realized, will have the expected consequences to, or • any inability to maintain sufficient liquidity or access sufficient capital on commercially effects on, us or our business, prospects, financial condition, results of operations or cash flows. reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information Readers are cautioned not to place undue reliance on these forward-looking statements in technology, operational or other systems; making any investment decision. Forward-looking statements made in this presentation apply • a material shift away from natural gas toward increased electrification and a reduction in only as of the date of this presentation. While we may elect to update forward-looking the use of natural gas; statements from time to time, we specifically disclaim any obligation to do so, even in light of • failure to attract and retain a qualified workforce; • inflation, including increases in the costs of equipment, materials, fuel and labor; new information or future events, unless otherwise required by applicable securities laws. • the impact of our covenants in our debt instruments and credit agreements on our The forward-looking statements contained in this presentation are intended to qualify for the safe business; • adverse performance of our defined benefit plan trust funds and Nuclear harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of Decommissioning Trust Fund and increases in funding requirements and pension costs; the Securities Exchange Act of 1934, as amended. 2 2

PSEG Investor Update January 2024 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Due to the forward-looking nature of non-GAAP Operating Earnings reported in accordance with accounting principles generally accepted in guidance, PSEG is unable to reconcile this non-GAAP financial the United States (GAAP). Operating Earnings is a non-GAAP financial measure to the most directly comparable GAAP financial measure measure that differs from Net Income. Non-GAAP Operating Earnings because comparable GAAP measures are not reasonably accessible or exclude the impact of gains (losses) associated with the Nuclear reliable due to the inherent difficulty in forecasting and quantifying Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and measures that would be required for such reconciliation. Namely, we material one-time items. The last slide in this presentation (Slide A) are not able to reliably project without unreasonable effort MTM and includes a list of items excluded from Net Income to reconcile to non- NDT gains (losses), for future periods due to market volatility. These GAAP Operating Earnings. items are uncertain, depend on various factors, and may have a material impact on our future GAAP results. Guidance included herein Management uses non-GAAP Operating Earnings in its internal is as of January 3, 2024. analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this release may not be comparable to similarly titled measures used by other companies. From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication. 3 3

PSEG Investor Update January 2024 Public Service Enterprise Group

PSEG Investor Update January 2024 PSEG 2024: An improved business mix and platform for predictable growth PSE&G • Regulated Operations Represent ~90% of PSEG’s non-GAAP Operating Earnings Over Next 5 Years NJ’s Largest T&D Utility: 2.3 Million Electric and 1.9 Million Gas Customers PSEG Power & Other PSEG • Carbon-Free PSEG Nuclear Fleet Production Tax Credit makes PSEG Nuclear’s cash flows more predictable and provides downside price protection 5 5

PSEG Investor Update January 2024 PSEG’s Powering Progress Vision: Powering a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever • Operational Excellence: Best-in-class utility • Disciplined Investment: >90% of capital allocation and strong nuclear performance to PSE&G and other regulated investments, aligned with clean energy policies • Financial Strength: Solid balance sheet to fund - Investments to modernize utility infrastructure – Energy our growth objectives Strong, “Last Mile” reliability, GSMP - No new equity required to support 5-year capital plan - Investments to support decarbonization – Energy through 2028 Efficiency, EV, AMI, Solar and other - Solid investment grade ratings supported by credit - Recently awarded investment into competitively bid metrics that allow for incremental investment regulated transmission - PTC provides long-term certainty and downside price protection for Nuclear - Cost control supports customer affordability with one of the lowest gas bills and below average electric bills vs. regional peers 6 6

PSEG Investor Update January 2024

# *PSEG Financial Outlook:*
# More Predictability from an Improved Business Profile

## Well Positioned for the Future

| | |
|---|---|
| **Exited Merchant Fossil Generation** | ✓ Eliminates market price volatility on earnings, proceeds used to pay down debt, and return capital to shareholders |
| **Exited Offshore Wind Generation** | ✓ Completed sale of 25% equity stake in Ocean Wind 1, recouping full investment<br>✓ Evaluating options to monetize our 50% stake in Garden State Offshore Energy acreage |
| **Retained Carbon Free Nuclear Fleet** | ✓ PTC provides downside price protection through 2032<br>✓ Enhances PSEG Power & Other cash flow visibility and predictability |
| **Progress on Reducing Pension Variability** | ✓ BPU pension accounting order helps reduce volatility in PSE&G earnings<br>✓ Recent “lift-out” of ~$1 billion of PSEG Power & Other pension obligations |
| **PSE&G Transmission Formula Rate** | ✓ Provides timely recovery of capital investments |
| **PSE&G Conservation Incentive Program** | ✓ Decoupling of volumes from revenues supportive of widespread adoption of EE investments |
| **PSE&G’s Robust Capital Program** | ✓ Long-term visibility from infrastructure replacement and support of NJ’s decarbonization efforts |
| **PSEG Financial Strength** | ✓ Solid balance sheet enables funding of 5-year capital investment program without new equity |
| **PSEG Compelling Risk-Adjusted Return Opportunity** | ✓ Continued opportunity for consistent and sustainable dividend growth<br>✓ Supports our long-term non-GAAP Operating Earnings growth outlook of 5%-7% through 2028 |

7

PSEG Investor Update January 2024 PSEG Growth Opportunities Aligned with Clean Energy Policies Significant events (i.e., the Northeast Blackout of 2003 and Superstorm Sandy) have driven policy changes and led to investment opportunities Future investment will address growing demand for electrification and need for an even more reliable grid, all aligned with New Jersey and federal energy policies Key State Policies PSEG Opportunities nd • BPU issued 2 triennium Energy Efficiency framework (2023) • “Last Mile” distribution system investments increase reliability • February 2023 NJ Governor’s Executive Orders advance 100% Clean and prepare for electrification Energy by 2035 (#315), prioritize Electrification of Building Sector (#316), • GSMP targets methane leaks and infrastructure replacement and initiate Stakeholder Proceeding on Future of Natural Gas Utilities (#317) • EE programs reduce usage, emissions and customer bills • BPU Order for Energy Efficiency Adoption (2020) • NJ Energy Master Plan (2020) • EV programs address the #1 source of emissions in NJ • NJ Clean Energy Act (2018) • PTC helps preserve NJ nuclear units; offers opportunities • NJ Zero Emissions Certificate Law (2018) to invest in uprates, fuel-cycle extension and license extension; incremental opportunities in hydrogen Key Federal Policies • Investment upside from NJ Governor’s Executive Orders • Inflation Reduction Act (2022) • Infrastructure Investment and Jobs Act (2021) • PIPES Act (2020) Supports Replacement of Aged Gas Pipeline Infrastructure 8

PSEG Investor Update January 2024

# PSEG: Key Assets and Leadership

## PSE&G – Best-in-Class Regulated Electric & Gas T&D Utility

- Top quartile safety performance
- Recipient of PA Consulting 2023 ReliabilityOne® Award for Outstanding Reliability Performance in the Mid-Atlantic Metropolitan Service Area for 22 consecutive years
- #1 in Customer Satisfaction with Residential and Business Electric Service in the East among Large Utilities by J.D. Power in 2023*
- Robust pipeline of regulated investment opportunities
- Affordability as evidenced by below average residential electric bills in the region and among the lowest residential gas customer bills in region
- Award-winning Solar, Energy Efficiency, and EV programs

## PSEG Power & Other

- Solid nuclear operations with exemplary ratings on all units, gas supply operations benefiting PSE&G customers, and PSEG Long Island
- Nuclear fleet consisting of 3,766 MW carbon-free, base load assets with a PTC stabilized revenue stream and opportunities for low-cost uprates and other enhancements
- Supporting revenues from Gas Operations, PSEG Long Island, and other investments offset by Parent interest

## PSEG's Workforce of 12,500 Engaged Associates Led by an Experienced Management Team with Continuity

- CEO, CFO, GC, Presidents of PSE&G and PSEG Nuclear have an average of > 25 years of service with PSEG in a variety of roles
- Strong union partnerships with our six unions and the ~7,700 employees they represent:
  - In May 2023, PSEG reached new four-year labor agreements with all unions representing employees in New Jersey
  - In November 2023, PSEG Long Island reached a new four-year labor agreement

** PSE&G received the highest score in the East Large segment of the J.D. Power 2023 U.S. Electric Utility Residential and Business Customer Satisfaction Study of electric utility satisfaction among residential and business customers. Visit jdpower.com\awards for more details.*

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PSEG Investor Update January 2024 PSEG: Financial Strength to Achieve Strategic Plan Long-Term Non-GAAP Operating Earnings Growth Outlook of 5%-7% for 2024-2028 • Primary contributor is PSE&G’s Net Income over this 5-year period • Rate Base CAGR of 6-7.5% driven by expanded capital program starting from a 10% higher Rate Base at YE 2023 vs YE 2022 • Nuclear revenues at PTC threshold level offer stability that supports long-term growth outlook Robust Regulated Capital Investment Plan Updated to $18B-$21B for 2024-2028; total PSEG capital plan of $19B-$22.5B • Clean Energy Future – Energy Efficiency II filing proposes $3.1 billion of programs to save energy, lower utility bills, decarbonize the NJ economy and continue developing green jobs beginning in January 2025 • Expansion of current investments focused on system modernization, “Last Mile” reliability and clean energy programs, reflecting long runway of system infrastructure investments, decarbonization and electrification opportunities Solid Balance Sheet • Supports 5-year capital plan with no new equity or required asset sales through 2028 • Solid investment grade credit ratings with improved business mix 2023 Shareholder Dividend Increased 5.6% over 2022* • Opportunity for consistent, sustainable growth Compelling Growth Profile of PSE&G, Complemented by PSEG Power & Other’s Nuclear PTC Enhanced Outlook *All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 10

PSEG Investor Update January 2024 PSEG Provides Compelling Value for Our Customers We continuously target top quartile performance to deliver better service, at lower cost Lowest Cost, but More Leaks/Mile than Peers: Age of cast iron system Delivering Highest Customer Reliability at Lowest Cost: Achieving drives need for GSMP program low SAIDI outage scores with Lowest Distribution O&M spend 0.00 0 PSE&G 50 0.01 100 0.02 150 0.03 200 PSE&G 0.04 250 300 0.05 $0 - $100 $200 $300 $400 $0 - $50 $100 $150 $200 $250 $300 $350 Electric Distribution O&M per Customer ($) Gas Distribution O&M per Customer ($) Lower Cost Lower Cost Peers subset of SNL Energy Electric and Diversified Utilities with > 500,000 customers Peers consist of LDCs in NY, NJ, MD and PA. Achieving Highest Customer Satisfaction at Lowest Cost: For Overall Lowest A&G Cost/Customer vs. Peers Residential Customer Satisfaction PSE&G Elec. 800 780 PSE&G Elec. (#1) 760 Electric 740 PSE&G Gas Q2 Q3 Q4 Q1 720 PSE&G Gas (#2) 700 680 Gas 660 Q1 Q2 Q3 Q4 640 $- 0 $100 $200 $300 $400 $0 $50 $100 $150 $200 $250 Distribution O&M per Customer ($) Lower Cost Lower Cost Electric Peer Companies * Gas Peer Companies * * Peers and Overall Residential Customer Satisfaction from the East Large segment of the J.D. Power 2022 U.S. Electric Peers subset of SNL Energy Electric and Diversified Utilities with > 500,000 customers operating in CT, DE, MD, NY, NJ or PA Electric Utility Residential Customer Satisfaction Study of customers’ satisfaction with electric utility residential services Gas Peers LDCs operating in CT, MD, NJ, NY or PA with > 500,000 customers. and the J.D. Power 2022 U.S. Gas Utility Residential Customer Satisfaction of customers’ satisfaction with natural gas residential services. Excludes PSEG Long Island for Electric and Eversource Energy and National Grid for Gas. 11 11 Note: Data and analytics for O&M and A&G Cost provided by S&P Global Market Intelligence. Leaks/Mile from PHMSA annual data. Data from 2022. Higher Reliability Higher Satisfaction SAIDI (minutes per year) Overall Residential Customer Satisfaction Lower Leaks Repaired System Leaks per Mile of Mains

PSEG Investor Update January 2024

# PSEG Provides a Compelling Value for Our Communities

NJ Spend


~$1.7B
~$1.8B
~$2.1B
2020
2021
2022

*Substantial investment in NJ economy*

U.S. Diversity Spend


~$0.6B
~$0.8B
~$1.0B
2020
2021
2022

*Continued growth in spending with diverse businesses*

## Corporate Citizenship & Economic Development

- **Recognized as One of America's Most Responsible Companies** *(Newsweek 2023)*
- **Choose NJ –** Chair of leading NJ economic development group
- **Clean Energy Jobs Program –** Ahead of schedule with over 2,400 hires [(1)] with a focus on diversity, equity and inclusion, in collaboration with NJ's Council on the Green Economy
- **PSEG's Corporate Citizenship** priorities of environmental sustainability, social justice and equity focus on creating a positive impact on the communities we serve
- **With over $10M funded annually, the PSEG Foundation and Corporate Social Responsibility** support a framework of social value through strategic partnerships and activities, charitable giving as well as in-kind donations, and a robust employee-giving program
- **Over 6,000 employees volunteered over 30,000 hours** with hundreds of local organizations in 2022 with executives serving on boards of 59 non-profit organizations
- **Offshore Wind Port –** Provided land as well as development and permitting support

*(1) As of November 30, 2023*

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PSEG Investor Update January 2024 PSEG Provides a Compelling Value for the Environment Environmental Targets • Carbon-free generation and net-zero for operations (Scope 1 and 2 emissions) by 2030 • Methane emissions – 22% reduction from 2018 through GSMP • Energy Efficiency – PSE&G on path to achieve EE savings targets established by the BPU (2% for electric and 0.75% for natural gas) • Electrifying transportation – Clean Energy Future–EV and the IAP focus on make-ready investments; targeting PSE&G fleet transition to electric by 2030 • PSEG’s submission to the Science Based Targets initiative encompasses Scopes 1, 2 and 3 emissions; our submission is under review as part of SBTi’s validation process th Dow Jones Sustainability North America Index – 16 year in a row Carbon-Free, Baseload Generating Fleet • Preserved New Jersey’s carbon-free, base load nuclear generation resource • PSEG Power has retired or divested all coal and fossil-fired generation 13 13

PSEG Investor Update January 2024 PSEG Sustainability and ESG Summary PSEG Leadership Policies & Goals Recognition & Memberships • PSEG is a vocal advocate for an economy- • PSE&G’s Clean Energy Future programs have • MSCI rates PSEG at AAA, its highest wide price on carbon and preservation of our invested ~$2B to decarbonize the NJ economy corporate ESG rating existing carbon-free nuclear generating fleet via Energy Efficiency, EV infrastructure, and AMI • Named to the Dow Jones Sustainability • Committed to rigorous oversight of political North America Index for 16 years in a row • Accelerated PSEG’s climate vision for Net Zero contributions and transparency in disclosure GHG emissions to 2030 for Scopes 1 & 2 • Named to Forbes List for America’s Best • PSEG oversight of sustainability and climate Employers for Diversity for 2023 • PSEG submitted proposed emissions reduction initiatives by Board of Directors’ Governance, targets to the Science Based Targets initiative • Named to JUST Capital’s 2023 list of Nominating and Sustainability Committee America’s 100 Most JUST Companies • PSEG generating fleet is a Top 10 U.S. • Human Rights Policy producer of carbon-free energy and is carbon-free • PSE&G received the PA Consulting $0.40 -$0.45 ® • LGBTQ+ Inclusion Pledge ReliabilityOne Award for Outstanding • ~$1B of regulated solar investments Reliability Performance in the Mid-Atlantic • PSEG’s business strategy is aligned with nd Metropolitan Service Area for 22 • PSE&G has issued $1.4 billion of Green Bonds many of the United Nations’ Sustainable consecutive year and the 2023 and PSEG sub-limit of master credit facility Development Goals ReliabilityOne® Outstanding Customer includes sustainability-linked pricing mechanism Engagement Award • Link to PSEG’s 2023 Sustainability Report* • PSEG named to 2023 CPA-Zicklin Index “Trendsetters” with a score of 90 out of a possible 100 for Corporate Political Disclosure practices and Accountability * The 2023 Sustainability Report should not be deemed incorporated into or part of these slides. Scope 1 are direct emissions from power generation, vehicle fleets and methane, SF and refrigerant leaks; Scope 2 are indirect emissions from operations from purchased energy of 6 electric and gas and line losses; Scope 3 are indirect emissions from our value chain. 14

PSEG Investor Update January 2024

# PSEG Provides a Compelling Value for Our Investors


P/E
Rolling average 2nd and 3rd year expectations
22.5
20.0
17.5
15.0
12.5
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
PSEG
Peer Avg
Top Quartile Avg

| Investment Proposition | Return Opportunity |
|---|---|
| Non-GAAP Operating Earnings Growth Rate Outlook 2024E-2028E | 5% – 7% |
| Dividend Yield | 3% – 4% |
| Total Potential Shareholder Return | 8% – 11% |

Opportunity for Multiple Expansion to Further Enhance Return Opportunity

## Improved business mix and visible earnings growth:

- Regulated investment opportunities in decarbonization of NJ economy and electrification of transportation and buildings
- Broader opportunities in competitively bid regulated transmission due to recent DOE study and PJM fast track proceeding
- Unique asset class of carbon-free baseload nuclear fleet with PTC stabilized price beginning in 2024
- De-risked long-term growth outlook from visible, long-term investments

15

PSEG Investor Update January 2024 Public Service Electric & Gas

PSEG Investor Update January 2024 PSE&G – A Single State, Dual Jurisdiction Utility *** PSE&G YE 2023E Rate Base • Electric Transmission • Electric and Gas Distribution • Appliance Service Provider Transmission • Utility Provider of Energy Efficiency $12.4 B and Renewable Energy Programs 43% ~$29 B 1 Customer Data Electric Gas Distribution $15.3 B Total Customers 2.3 Million 1.9 Million 53% 5-YR Annual Growth* 0.9% 0.7% Clean Energy $1.2 B 40,816 2,567M 4% Total Sales ** GWh Therms PSE&G YE 2022E *** 1 Rate Base Sales Mix Electric Gas Residential 34% 59% Commercial 57% 37% ~$26 B Industrial 9% 4% 1 Customer and Sales Mix data are as of year-end 2022. * Annual customer growth uses 2017 as base year. **Gas Firm sales only. *** Excludes CWIP. Year-end CWIP 2023E balance is ~$1.2B. 17 17

PSEG Investor Update January 2024 Top-Tier Safety and Reliability Performance Metrics Driven by Nonstop Focus on Continuous Improvement OSHA Recordable SAIDI Open Leaks Incidence Rate 400.0 6.0 12.0 350.0 5.0 10.0 300.0 4.0 8.0 250.0 3.0 200.0 6.0 150.0 2.0 4.0 1.16 1.11 1.04 100.0 0.85 0.83 0.77 56.1 47.3 43.6 44.5 42.3 1,481 1.0 33.9 1,230 1,123 2.0 965 808 50.0 637 0.0 0.0 0.0 2017 2018 2019 2020 2021 2022 2017 2018 2019 2020 2021 2022 2017 2018 2019 2020 2021 2022 Consistent top tier Sustained top decile Open year-end gas leaks performance in OSHA performance in electric reduced by 57% recordable incidence reliability results from 2017 st nd rd Top Decile 1 Quartile 2 Quartile 3 Quartile PSE&G OSHA, SAIDI and Open Leaks compared to their respective national panels. 18 18 Thousands

PSE&G’s Residential Electric Bills Are Lower than Regional Average and Gas Bills Are Among the Lowest Among Regional Peers $250 $250 $236 Monthly Electric Bills Monthly Gas Bills $203 $200 $200 $181 $178 $163 $158 Average = $148 $149 $148 $145 $150 $144 $150 $127 $122 $118 $117 Average = $116 $111 $112 $110 $108 $105 $105 $98 $100 $100 $87 $83 $66 $50 $50 $0 $0 PSE&G E-Town* BG&E PECO O&R SCG CNG NJN Brooklyn Yankee SJG Con Ed JCP&L BG&E Rockland PECO PP&L PSE&G O&R Atlantic LIPA CL&P UI Con Ed Electric Electric PSE&G Peer NJ Utilities Peer Regional Utilities Outside of NJ Based upon a calculation of monthly bills for an electric customer using 500 kilowatt-hours using rates as of September 1, 2023 and a gas customer using 100 therms using rates as of October 1, 2023. Rates sourced from public company documents. 19 * E-Town rates as of December 1, 2023 for BGSS-P and CIP as October change was delayed.

PSEG Investor Update January 2024

# PSE&G Combined Bills Under 3% of Median NJ Income, Favorable "Share of Wallet" vs. Lower-Cost Regions

**PSE&G Electric & Gas Combined Bills(1)**
% of New Jersey Household Income
Including Low-Income Customers After Assumed Credits


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.5%
4.3%
4.0%
3.6%
3.8%
3.7%
3.3%
3.1%
2.9%
2.8%
2.5%
2.6%
2.5%
2.5%
2.9%
2.6%
2.8%
2.6%
1.9%
2.0%
2.4%
2.2%
2.0%
1.6%
1.7%
1.6%
1.5%
1.5%
1.5%
1.6%
2.3%
1.8%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
Combined Bill as a % of NJ Median Income
Combined Bill as a % of Low Income Threshold

Affordability of the combined bill has improved ~40% since 2009 for median-income customers and ~30% for low-income customers

NJ 2022 electric residential rate year-over-year increase is 4th lowest among 50 states and Washington, D.C. (2)

*(1) Based on a typical residential electric customer using 740 kilowatt-hours per summer month and 6,920 kilowatt-hours on an annual basis using rates as of June 1 for each year and a typical residential gas heating customer using 172 therms per winter month and 1,040 therms on an annual basis using rates as of January 1 of each year, March 1 for 2023.*

*(2) Source: Data provided by S&P Global Market Intelligence.*

*Notes: NJ Median income source https://fred.stlouisfed.org/series/MEHOINUSNJA646N. 2023E and 2024E are not available, therefore assume 3% annual increase per year over 2022. Income level of USF, the lowest threshold of the three low-income programs, is 175% of the Federal Poverty Line. Assumes the customer also qualifies for LIHEAP and Lifeline.*
*2022 results were adjusted to normal levels of customer assistance, which was elevated in 2022 due to funds received through the American Recovery Plan.*

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PSEG Investor Update January 2024 Regulated planned capital spending range increased by >$2B for 2024-2028 reflecting expanded Clean Energy, Electric reliability and electrification needs at PSE&G, and inclusion of a competitively bid transmission project Regulated Capital Spending and Rate Base CAGR 2024 vs. Prior Plan New Capital Spending Plan $18B-$21B Prior Capital Spending Plan Rate Base CAGR 6-7.5% 22 $16B-$18.5B 20 Rate Base CAGR 6-7.5% 18 16 14 12 10 8 6 4 2 0 2023E-2027E Capital Spending Plan 2024E-2028E Capital Spending Plan (December 2023 Investor Update) (January 2024 Investor Update) Transmission Electric Gas Utility Clean Energy Transmission Non-PSE&G* Low to High Investment Range** Consistent Rate Base CAGR driven by expanded capital program starting from a 10% higher Rate Base at YE 2023E vs YE 2022 Includes AFUDC. CEF-EC/AMI is included in Electric. * The Conastone-Doubs transmission project that was awarded to PSEG by PJM on December 11, 2023, will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. ** The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy 21 efficiency, energy storage, electric vehicles and solar. ($ Billions)

PSEG Investor Update January 2024 Regulated 5-Year Capital Investment Plan of $18B-$21B is Driven by System Modernization and NJ's Decarbonization and Energy Policy Goals Regulated Capital Spending 2024E – 2028E 5 4 3 2 1 0 2024E 2025E 2026E 2027E 2028E Transmission Electric Distribution Gas Distribution Clean Energy Transmission Non-PSE&G* Low to High Investment Range** December '23-'27 Low December '23-'27 High Includes AFUDC. CEF-EC/AMI is included in Electric. * The Conastone-Doubs transmission project that was awarded to PSEG by PJM on December 11, 2023, will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. ** The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy efficiency, energy storage, electric vehicles and solar. 22 ($ Billions)

PSEG Investor Update January 2024 Regulated Rate Base Growth Delivers Improved Reliability, Enhanced Resiliency, Increased Customer Satisfaction, and Lower Emissions Projected Regulated Year-End Rate Base 2023YE - 2028YE 45 CAGR: 6%-7.5% 40 35 Our investment 30 opportunities provide consistent 25 rate base growth 20 15 10 5 0 2023E 2024E 2025E 2026E 2027E 2028E Transmission Electric Distribution Gas Distribution Clean Energy Transmission Non-PSE&G* Low to High Investment Range** Includes AFUDC. CEF-EC/AMI is included in Electric. * The Conastone-Doubs transmission project that was awarded to PSEG by PJM on December 11, 2023, will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. ** The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy efficiency, energy storage, electric vehicles and solar. 23 ($ Billions)

PSEG Investor Update January 2024 Transmission Investment Is Focused on 69kV Upgrades to Support Future Electrification Efforts • Transitioning from large end-of-life projects to 69kV conversion/expansion and new stations to improve reliability, address aging system and load growth including future electrification efforts • Lifecycle investments focused on overhead conductor and pipe cable replacements and upgrades • Generation topology changes due to retiring plants and interconnections/ upgrades for OSW transmission and other renewables • Broader opportunities in transmission due to recent DOE study and PJM fast track proceeding, including competitively bid opportunities addressing reliability needs • Annual formula rate incorporates forward test year, eliminates investment and cost recovery lag, which provides predictable earnings growth 24

PSEG Investor Update January 2024 Electric Distribution Investment is Focused on System Modernization Providing Long Runway of Investment Opportunities and Maintains Our Best-in-Class Reliability We will build on the success of programs like Energy Strong and Infrastructure Advancement Program to meet current and future needs of our customers, including investments for: • “Last Mile” – Modernize circuits via targeted replacement of a myriad of asset types to support reliability, hardening and future electrification • Station Upgrades – Modernize or eliminate aging electric distribution substations and switchgear to support EV/DER growth and address expanded security requirements Outside Plant Construction • Community Needs – Expertise in tailoring station design to harmonize with our communities • Technology – AMI, new enhanced capacitor banks and other technology to enable capabilities for remote monitoring and system control to support EV/DER integration, urban networks and cost reductions Madison Street Substation 25

PSEG Investor Update January 2024

# Gas Distribution Investment Is Focused on Infrastructure Replacement that Accelerates Emission Reduction Benefits

**Impact of GSMP on Methane Reduction***
**Mileage of CI/US Inventory Remaining**



0%
-20%
-40%
-60%
-80%
-100%
-120%
% Reduction from Reported 2011 Subpar w Emissions
6,000
5,000
4,000
3,000
2,000
1,000
0
Mileage of cast iron and unprotected steel main remaining
-12%
-20%
-42%
-55%
-68%
-80%
-88%
-97%
5,259
4,784
4,440
3,327
2,549
1,830
1,116
879
150
GSMP I
GSMP II
GSMP II ext
Future GSMP+
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E
2031E
2032E
2033E
2034E
2035E
2036E
2037E
Methane Level
Mileage Remaining Future GSMP+ (right axis)



GSMP main replacement

- GSMP II extension settlement approved in October
  - ~$900M, 2-year extension (January 2024 – December 2025)
  - ~$750M accelerated clause-based recovery and $150M stipulated base
  - Replacement of a minimum of 400 miles of main
  - Sustains the thousands of jobs and skilled workforce created under GSMP II
- GSMP III filing, including RNG and Hydrogen projects:
  - Parties scheduled to reconvene by no later than January 31, 2025; if approved, work would commence in January 2026

*Future GSMP+ Assumption=GSMP II extension run rate and current base capital plan continues until all eligible remaining CI/US mileage is replaced.*

** Methane reductions starting from 2011 when greenhouse gas emissions were required to be reported by the U.S. EPA for gas distribution companies*

26

PSEG Investor Update January 2024

# PSE&G's Award-Winning Clean Energy Future Programs Are Delivering Benefits to Customers, and Rate Base Growth

| **ENERGY EFFICIENCY**<br>**BPU approved ~$1.3B investment**<br><br>**Programs for Residential and C&I Customers including low-income, multi-family, small business and local government** | **ENERGY CLOUD "AMI"**<br>**BPU approved $707M investment**<br><br>**"Smart meters," new software and product solutions to improve PSE&G processes and better manage the electric grid** | **ELECTRIC VEHICLES**<br>**BPU approved $166M investment**<br><br>**Residential Smart Charging, Level 2 Mixed-Use Charging, and Public DC Fast Charging (Make-Ready)** |
|---|---|---|
| • Existing CEF-EE program on target, BPU approved a 9-month extension through June 2024 of $280M<br>• Proposed 6-month extension of existing CEF-EE program investment of ~$300M beginning July 2024<br>• Winner of over 40 awards for Energy Efficiency and Clean Energy Jobs programs | • Program on target, over 1.4 million meters in service to date [(1)] and full deployment on schedule for ~ year-end 2024<br>• Foundation for better customer service by providing customers granular usage information, automated reconnections and faster outage detection | • Program on target, enrollment increasing quickly due to education, outreach and supply chain improvements with ~9,000 chargers energized to date and an additional 10,000+ chargers in the application queue [(1)]<br>• Won Plug-In America Utility Award in 2022 and EVgo Charging Hero award in 2023<br>• BPU to address Medium and Heavy-Duty EVs in conjunction with ongoing stakeholder process |

Filed EE II programs for $3.1B in commitments starting Jan 2025 through June 2027 based on BPU's EE II framework, spent over ~6-year period


Solar Panels
LED Lighting
Smart Thermostats
Smart Outlets and Power Strips
Air Purifiers
Smart Home Hub
Smart Appliances
Energy Storage
EV
EV Charger (Make-Ready)
AMI Smart Meter

PSE&G's Clean Energy Jobs Program has supported over 2,400 unemployed and underemployed people from low-to-moderate income areas secure clean energy careers [(1)]

(1) As of November 30, 2023

27

PSEG Investor Update January 2024

# PSE&G's Proposed Energy Efficiency Offerings: An Expanded Suite of 11 Residential, C&I, and Multifamily & Other programs

| | Program | Description |
| --- | --- | --- |
| Residential Programs | Energy Efficient Products | Offers incentives and on-bill repayment (OBR) for energy efficient equipment and appliances. |
| | Whole Home | Provides comprehensive residential energy efficiency assessment and installation services to provide 'one-stop shop' for all applicable energy efficiency and decarbonization upgrades for PSE&G residential customers, including OBR, for weatherization and equipment replacement. |
| | Behavioral | Provides electric and gas customers with information about their energy use, peer usage data, and suggested actionable steps to produce energy savings through behavioral changes and engagement with other energy efficiency programs. |
| | Income Qualified | Similar offering to Whole Home program with 100% incentive coverage for assessment and efficiency upgrades for income-qualified residential customers; also includes enhanced financial support for pre-weatherization barrier mitigation and health and safety measures. |
| Commercial & Industrial | Energy Solutions | Whole-building engineered savings including expanded outreach, technical assistance, and financial incentives supporting whole-building energy efficiency upgrades through a streamlined suite of energy solutions. Also includes incentives for retro-commissioning and strategic energy management, in addition to OBR. |
| | Prescriptive & Custom | Rebates & OBR for measures such as HVAC, lighting, motors & drives, refrigeration, water heaters, air compressors, food service equipment, and custom measures. |
| | Direct Install | Provides free audit and easy-to-complete process with enhanced incentive coverage and OBR available for relatively simple EE projects for smaller C&I customers. |
| Multifamily & Other | Multifamily | Targeted program directed at the specific challenges of this hard-to-reach customer segment. Offers a standalone program that leverages measures from both Residential and C&I programs with multi-family specific incentive levels and marketing, including OBR. |
| | Next Generation Savings | Support for field testing and assessment of opportunities to incorporate new technologies and program designs. |
| | Building Decarbonization | Includes several approaches that incentivize switching from fossil fuel to electric measures in buildings. Includes a utility-owned, Geothermal Network Demonstration and a PSE&G Building Decarbonization Demonstration. OBR will be available for pathways where the incentives do not cover the full cost of the project. |
| | Demand Response | Several different demand response approaches to residential and commercial customers to reduce usage during times of high demand; OBR may be available for pathways where there are costs to customers. |

28

PSEG Investor Update January 2024 PSE&G’s 10-Year Investment Opportunities are Aligned with New Jersey’s Accelerated Electrification Goals Governor Murphy’s February 2023 Incremental investments to support NJ’s Executive Orders increasing targets to decarbonize the economy • 100% clean energy by 2035 (#315) • Electrifying transportation – No internal combustion engine vehicles sold after 2035 and increased incentives • Building electrification – 400,000 homes and 20,000 for Medium and Heavy-Duty EV adoption commercial properties and 10% of low-to-moderate income properties by 2030 (#316) • Incremental clean energy investments (Solar, EE, EV, Battery storage) • Initiated 18-month stakeholder process to achieve 2021 reduced gas emission goal by 2030 (#317) • Enhanced “Last Mile” reliability work to support accelerated EV adoption and electrification • Supports accelerated replacement of aging gas mains prone to leaks and breaks • Potential investments for low carbon fuels to integrate into gas distribution system 29 29

PSEG Investor Update January 2024

# Effective Cost Control to Mitigate Inflation Impacts and Preserve Customer Affordability Keeps O&M CAGR at ~2%


PSE&G O&M Expense (1)
1,500
1,000
500
0
($ Millions)
2018
2019
2020
2021
2022
2023E
Distribution
Transmission

- Demonstrated ability to control O&M
- 2023 cost reductions more than offset inflation and partially addresses the impact of Pension and OPEB
- Our focus on cost control provides headroom for recovery of capital investment, as $1 of O&M offsets the impact of ~$10 of capital investment on customer bills
- Implementation of AMI and productivity efforts are expected to continue to control O&M costs for the next several years

*(1) Excludes certain regulatory balance account items.*

30

PSEG Investor Update January 2024


Distribution
Transmission
Clean Energy

# PSE&G Dual Jurisdiction Regulation Provides for a Mixture of Investment and Cost Recovery Mechanisms

## Transmission

- Federal Regulatory Entity: Federal Energy Regulatory Commission (FERC)
- Annual Formula Rate filing provides for contemporaneous recovery with forward-looking test year
- Current Transmission ROE: 10.4% inclusive of 50 basis point RTO adder
  - Equity Ratio: ~55%
  - YE 2023E Transmission Rate Base: ~$12 B (~43%)

## Distribution and Clean Energy

- State Regulatory Entity: NJ Board of Public Utilities
- Timely recovery of investment programs:
  - Contemporaneous recovery of EE and Solar programs
  - Clause investment recovered via periodic filings for historic spending on Infrastructure Investment Programs (GSMP, Energy Strong, IAP)
  - Rate case recovery: Base spending, stipulated base
- Current Distribution ROE: 9.6% for all programs
  - Equity Ratio: 54%
  - YE 2023E Distribution Rate Base: ~$17 B (~57%)
- 4Q 2023 base rate filing is first since 2018
  - Test Year – Mid-2023 through mid-2024
  - Request recovery of base distribution investments of $3.3B, including BPU approved stipulated base spend
- Cost control and other factors mitigate other rate increases
  - O&M control limits customer bill impact from last rate case and keeps costs below peers
  - Pension/OPEB expectations comparable to 2018 levels; seek to further reduce volatility
  - Weighted average cost of debt is flat compared to 2018 due to favorable refinancing and long-dated maturities
  - COVID and storm deferral recovery can be offset by completion of Superstorm Sandy recovery

31

PSEG Investor Update January 2024

# PSE&G Base Rate Filing Seeks Recovery for Recent Investments; Cost Control and CEF-EE Programs Help to Keep Bills Affordable

- Base Electric (ER23120924) and Gas (GR23120925) rate cases filed with BPU in December 2023, as scheduled by infrastructure program settlements
- First base rate request in six years since January 2018; 9% overall revenue increase requested
  - Requested increase estimated to have a 12% impact on a typical combined residential customer
  - PSE&G's electric charge CAGR of 1.5% is one-third of the average NJ Electric Utility CAGR of 5% over the 2018-2023 period
  - PSE&G gas charge CAGR of 4.3% is less than half of the average NJ Gas Utility CAGR of 10.6% over the 2018-2023 period
- Seeking recovery of $3.3B of recent capital investment, including BPU approved stipulated base spend
- Requested a regulatory pension deferral mechanism to address variability of costs
- Tax Adjustment Clause provides flowback of additional benefits (included in requested amounts)
- Recovery of COVID deferrals to be addressed in a separate proceeding; recovery from Superstorm Sandy rolls off in comparable amount
- Test year data will be updated in mid-2024 to reflect 12 months of actual data
- Rate case schedule expected to be released in Q1-Q2 2024; expect resolution during Q4 2024

| Requested | Electric | Gas | Return on Equity | Common Equity |
|---|---|---|---|---|
| Revenue Increase | $462 Million | $364 Million | 10.4% | 55.5% |
| Rate Base | $9.3 Billion | $8.6 Billion | | |

**PSE&G has delivered stable distribution rates since 2018, paired with award-winning customer satisfaction**

32

PSEG Investor Update January 2024

# *Key Takeaways:* Best-in-Class Operations with Important System Investment Needs Driving a Predictable Earnings Growth Platform

**Operational Excellence:** Delivering top-tier safety, reliability and customer service, while maintaining customer bill affordability

**Financial Strength:** Strong track record of growth continues

- Distribution base rate case in 2024 driven by capital recovery, while continuing to keep customer bills affordable
- Conservation Incentive Program decouples revenues, enabling broad EE adoption
- Cost control supports customer affordability with one of the lowest gas bills and below average electric bills vs regional peers
- Investment recovery mechanisms help minimize regulatory lag

**Disciplined Investment:** Programs driven by infrastructure modernization and decarbonization

- $18B-$21B capital investment program drives rate base growth of 6%-7.5% over the 2024-2028 period
- 2023E year-end rate base grew by ~10% over 2022
- Investments aligned with NJ climate policies, with upside to address Governor Murphy's February 2023 Executive Orders
- Gas business capital investments driven by replacement of aged pipe prone to leaks
- Technology investments will improve the customer experience and reliability while continuing to control O&M

33

PSEG Investor Update January 2024 PSEG Power & Other

PSEG Investor Update January 2024 PSEG Nuclear • Operates Salem 1 & 2 and Hope Creek • 50% owner of Peach Bottom 2 & 3 • Total 3,766 MW PSEG Power • Opportunities for growth & Other PSEG Gas Supply Operations A more stable, predictable business Serves Basic Gas Supply Power & Service (BGSS) contract with that generates significant free PSE&G, providing low-cost cash flow to support PSEG’s gas and multiple value streams Other investment program Other PSEG Long Island contracts, competitively bid regulated transmission investments, GSOE lease area, potential hydrogen investments, and Parent 35

PSEG Investor Update January 2024 PSEG Decision to Retain Nuclear Based on Several Drivers Decision to Retain Nuclear Units Clarified with Passage of the IRA, and Start of PTC in 2024 Key Strategic Drivers: • Unique asset class of existing, low-cost, carbon-free, 24x7 base load generation, providing reliable energy integral to meeting New Jersey’s clean energy targets • Significant free cash flow supports PSEG as it allocates capital for PSE&G’s growth Key Financial Drivers: • Predictable earnings from PTC through 2032 provides escalating support for energy prices • Prices above PTC threshold will provide upside opportunity • Low-cost, high-value growth opportunities at nuclear, and prospects for growth in developing hydrogen hubs Key Operational Drivers: • Demonstrated operational excellence and equipment reliability, providing improved predictability • Safety is always our highest priority 36 36

PSEG Investor Update January 2024 PSEG Nuclear — Key Fleet Data Fleet Average Capacity Factor of 95.8% for Nine Months Ended September 30, 2023 • 57% PSEG ownership • 50% PSEG ownership • 659 MW owned capacity • 637.5 MW owned capacity • Current license expires 2036 • Current license expires 2053* • 18-month operating cycle • 24-month operating cycle • Next refueling scheduled Spring 2025 • Next refueling scheduled Fall 2024 Peach Salem Unit 2 Hope Creek Bottom Unit 3 PWR BWR BWR NJ NJ Peach PA Salem Unit 1 Bottom Unit 2 PWR BWR NJ PA • 100% PSEG ownership • 57% PSEG ownership • 50% PSEG ownership • 1,173 MW owned capacity • 659 MW owned capacity • 637.5 MW owned capacity • Current license expires 2046 • Current license expires 2040 • Current license expires 2054* • 18-month operating cycle • 18-month operating cycle • 24-month operating cycle • Next refueling scheduled Spring 2024 • Next refueling scheduled Fall 2024 • Next refueling scheduled Fall 2025 * Both Peach Bottom units have received subsequent license renewals for an additional 20 years from the NRC. However, the NRC is revisiting the environmental review and the license expiration dates were reverted back 37 37 to 2033 and 2034 pending this review.

PSEG Investor Update January 2024

# Nuclear Is Critical to the Energy Transition

## Nuclear is a unique asset class providing reliable 24x7, carbon-free energy and price stabilization

### PSEG Nuclear provides ~40% of New Jersey's energy and ~85% of New Jersey's clean energy

- New Jersey's energy goals can only be met through preserving our nuclear assets through an extended license life
- Integrated Energy Plan supporting NJ's EMP concluded that retaining nuclear is the least-cost scenario for achieving NJ's goals

### PSEG Nuclear is important to New Jersey's economy

- Supports an annual payroll of more than $175 million
- Purchases more than $60 million a year in New Jersey goods and services

### PSEG Nuclear is a leading employer in Salem County and Southern NJ

- 4,530 in-state direct and secondary jobs, including 3,990 jobs in Salem County
- 1,639 full-time employees — 70% of employees live in South Jersey
- 1,000 additional contractors twice a year to support refueling outages and maintenance

NJ Electric Generation by Fuel Source 2022*


Renewables 8%
Other 1%
Nuclear 41%
Natural Gas 49%
Coal 1%

* Source: Form EIA-923 (Electricity Data Browser as of October 4, 2023)

38

PSEG Investor Update January 2024

# PSEG Nuclear Has Compelling Growth Opportunities: Salem Capacity Uprate

- ~45-60 MW PSEG-share (4%-5%) thermal increase targeted
- Lowers $/MWh generating cost (same O&M, more MWh)
- Targeting in service in 2027-2029
- Low-cost investment — Capital is ~$100M PSEG-share for upgrades on the secondary side of the plant (shown to right); no upgrades to reactor equipment expected, no incremental O&M
- Opportunity for a larger uprate will be evaluated
- Compelling value:
  - Incremental PTC benefit — Expected to qualify for the incremental clean energy production credit, providing 10 years of $27/MWh* incremental value to market
  - Average annual net income for first five full years ~$15M-$25M

## Simplified Drawing of Secondary Side of Plant


From heater drain pumps
21-25 low-pressure feedwater heaters
Condensate pumps
21-23 condensers
21 & 22 steam generator feed pumps
Low-pressure turbines
26 high-pressure feedwater heaters
A
B
C
Condensate polishing
21-24 steam generator


Walls made of concrete and steel 3-5 feet thick (1-1.5 meters)
Steamline
Containment Cooling System
3 Steam Generator
Reactor Vessel
Control Rods
Turbine Generator
Condenser
Heater
Condensate Pumps
Feed Pumps
Coolant Loop
2
Core
1
Demineralizer
Reactor Coolant Pumps
Containment Structure
Pressurizer
Emergency Water Supply Systems

*Amounts reflect 2023 dollars, subject to IRS inflation adjustment factor.

39

PSEG Investor Update January 2024 Additional PSEG Nuclear Growth Opportunities Transition from 18-month to 24-month Refueling Cycles • An extended fuel cycle eliminates refueling outages over the life of the plant, reducing O&M by eliminating one refueling outage every 6 years (~$50M O&M) and increasing generation ~25 days every six years (~$30M) to end of extended life (avoids 6 refueling outages)* • Hope Creek: Authorized funding required to transition fuel cycle starting with Fall 2025 outage • Salem: Monitoring NRC approval of new fuel type that would enable transitioning to 24-month cycles License Extensions — Salem and Hope Creek • 20-year extensions to 2056 (Salem Unit 1), 2060 (Salem Unit 2) and 2066 (Hope Creek) • $95M total PSEG-share investment (includes ~$40M capex for equipment replacement), ~$10M–$15M through 2027 • Scoping study underway, Salem 1 & 2 license extension request submittal 2026, NRC approval anticipated 2028, Hope Creek to follow sequentially *Amounts reflect 2023 dollars. 40 40

PSEG Investor Update January 2024 Hydrogen Opportunities Federal Government Created Programs to Incentivize the Development of a Hydrogen Economy to Drive Decarbonization Efforts Toward Some of the Hardest Sectors to Abate • Infrastructure Investment and Jobs Act, 2021 — Up to $7 billion was awarded in October 2023 by the DOE to seven hydrogen hubs across the country, including the MACH2 Hub of which PSEG is a participant • Inflation Reduction Act, 2022 — Creation of hydrogen PTC and ITC, dependent upon carbon intensity of hydrogen production process PSEG is Actively Evaluating Hydrogen-Related Opportunities • Evaluating multiple roles - Owner and operator of hydrogen production facilities powered by carbon-free, nuclear power - Seller of RECs and/or nuclear power to third party hydrogen producers - End-user of hydrogen blended into selected segments of PSE&G’s gas distribution system 41 41 41

PSEG Investor Update January 2024 PSEG Power & Other — Other Businesses Gas Supply Operations — the Next Largest Component of PSEG Power & Other • Broad portfolio of pipeline and storage contracts providing access to low-cost gas and optionality • Serves Basic Gas Supply Service to PSE&G customers • Multiple value streams from gas commodity and pipeline capacity sales to third parties and margins on gas sales to certain customer classes • Lowest-cost gas supplier in New Jersey with 75% of off-system sales margins credited to customers Other Components PSEG Long Island — Two Categories of Competitively Bid, FERC Regulated GSOE Lease Area Services Transmission Projects • Evaluating options to monetize our • Operating Services Agreement to • In December 2023, the PJM Board manage T&D utility approved a $447M PSEG proposed acreage solution be included in the Window 3 • Fuel & Energy Management projects Contracts • NJBPU OSW Transmission solicitations o Prebuild infrastructure expected in April 2024 o Expected second State Agreement Approach solicitation later in 2024 42 42 42

PSEG Investor Update January 2024 Key Takeaways: Increasing Predictability • Operational Excellence: Solid nuclear operations with • Disciplined Investment: exemplary ratings on all units, gas supply operations - The PTC is a game-changer, providing LT price stability, benefiting PSE&G customers, and PSEG Long Island driving our strategic decision to retain our nuclear assets - Enables investment opportunities in power uprates, fuel • Financial Strength: cycle optimization, license extensions and hydrogen - Nuclear long-term price stability through PTC threshold into the next decade - Nuclear operations generate significant free cash flow to support PSEG’s growth objectives Transformed business with the sale of fossil - Other businesses, while smaller components, provide generating assets and exit from offshore stable value wind generation, and decision to retain PSEG’s nuclear assets following IRA 43

PSEG Investor Update January 2024 Financial Review & Outlook

PSEG Investor Update January 2024 PSEG Initiated 2024 Guidance Consistent with its 5% to 7% Long-Term Earnings CAGR $3.60 to $3.70 ~6% growth in earnings from the 2023 to 2024 mid-point of guidance influenced by the following drivers: $3.40 to $3.50 + Utility Rate Base Growth + Nuclear PTC/ZEC - Parent Interest Expense 2023E Non-GAAP 2024E Non-GAAP Operating Earnings Guidance Operating Earnings Guidance 45 45 $ / share

PSEG Investor Update January 2024 PSEG’s Long-term Growth Outlook Driven by PSE&G’s Regulated Earnings Non-GAAP Operating Earnings Continuing Path of Increasing Predictability • ~90% of PSEG’s non-GAAP Operating Earnings over the 2024-2028 period are from PSE&G • >90% of capital program allocated to regulated activities • Execution of robust capital plan • Growth CAGR reflects Nuclear at PTC threshold, adjusting with inflation beginning 2025 • Continued cost control 2024E 2028E 46

PSEG Investor Update January 2024 PSEG’s 2023 Annual Dividend Increase Supported by Predictable Earnings Annual PSEG Dividend per Share Opportunity for consistent and $2.28 sustainable dividend growth $2.16 $2.04 $1.96 $1.88 $1.80 $1.72 $1.64 $1.56 $1.48 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 * 54% 54% 57% 59% 58% 57% 57% 56% 62% Payout Ratio * Payout Ratios reflect the dividend rate divided by non-GAAP Operating Earnings. See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG. Note: All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 47

PSEG Investor Update January 2024 Meeting Takeaways: A Strong Business Mix and Platform for Predictable Growth • 5%-7% long-term earnings growth rate for 2024-2028 driven by • Retaining Nuclear fleet with PTC stabilized, predictable cash PSE&G rate base growth and PTC threshold for Nuclear flows and multiple growth paths with modest investment • Best-in-class, customer-centric regulated Utility with robust - Predictability – Long-term growth outlook through 2028 based on 5-year capex of $18B–$21B PTC threshold, with upside for potential market price increases - Focused on infrastructure modernization and - Opportunities – Increase capacity via uprates, extend fuel cycles, decarbonization of NJ economy seek license extensions and potential hydrogen opportunities - Investment opportunities aligned with New Jersey and federal • Effective cost control to mitigate macro-inflationary concerns, Clean Energy policies reduce volatility and maintain customer affordability - Customer affordability with lower prices than the average among • 2023 annual common dividend* of $2.28 per share represents a regional peers 5.6% increase over 2022 - Constructive NJ regulatory environment • Sustainability recognized in top-tier ESG scores for climate leadership and commitment to ethical business practices • Exited offshore wind generation • Strong management track record of delivering on commitments, including meeting earnings guidance 18 years in a row * All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 48

PSEG Investor Update January 2024 Appendix

PSEG Investor Update January 2024

# PSE&G Recognized for Excellence

## PSE&G has been honored on numerous fronts for best-in-class operations

- #1 in Customer Satisfaction with Residential and Business Electric Service in the East among Large Utilities by J.D. Power in 2023*
- 2023 PA Consulting ReliabilityOne® Award for Outstanding Reliability Performance in the Mid-Atlantic Metropolitan Service Area for the 22nd consecutive year
- 2023 ReliabilityOne® Outstanding Customer Engagement Award
- Escalent's 2023 Cogent Most Trusted Utility Brands – Residential

escalent | 2023 UTILITY CUSTOMER CHAMPION RESIDENTIAL


J.D.POWER
PSE&G


J.D.POWER
PSE&G


Public Service Electric & Gas
Outstanding Reliability Performance
Mid-Atlantic Region Metropolitan Service Area
2023
PA

** PSE&G received the highest score in the East Large segment of the J.D. Power 2023 U.S. Electric Utility Residential and Business Customer Satisfaction Study of electric utility satisfaction among residential and business customers. Visit jdpower.com\awards for more details.*

50

PSEG Investor Update January 2024

# PSEG Provides Compelling Careers for Our Employees

## PSEG ~12,500 Employees

- **Strong union partnerships with our six unions and the ~7,700 employees they represent:**
  - In May 2023, PSEG reached new four-year labor agreements with all unions representing employees in New Jersey
  - In November 2023, PSEG Long Island reached a new four-year labor agreement
- **DEI – ~29% are racially/ethnically diverse, ~18% are women***
  - Representation of racially/ethnically diverse employees has increased 2.8% since 2019; exceeds industry benchmark by 2.5%
  - Representation of racially/ethnically diverse employees in management has increased 4.9% since 2019
  - Representation of women employees has increased 0.4% since 2019
  - Representation of women in management has increased 2.9% since 2019
  - Hired more than 3,000 employees in 2022 and 2023
  - Numerous DEI recognitions

** As of October 31, 2023.*

## *2022-2023 DEI Recognitions*

- America's Best Employers for Diversity
- America's Best Large Employers
- America's Best Employers for Women
- America's Best Employer by State
- America's Most Just Companies
- Bloomberg Gender-Equality Index
- Bronze Military Friendly Employers
- 2023 Campus Forward Award
- Corporate Equality Index
- 2023 Best Places to Work for People with Disabilities
- Leading Disability Employer
- 100 Best Corporate Citizens of 2022
- Link to 2022-2023 DEI Report

51

PSEG Investor Update January 2024 PSEG has Demonstrated Success in Controlling O&M, Keeping CAGR ~(3%) (1) PSEG O&M Expense 2,500 2,000 1,500 1,000 500 0 - 2018 2019 2020 2021 2022 2023E PSEG Power PSEG Power & Other Distribution Transmission Other (1) Excludes Nuclear ARO, early retirement of Hudson/Mercer coal plants, Bethlehem Energy Center goodwill write-off, write-offs related to Strategic Alternatives and certain regulatory balance account and pass-through items. Excludes PSEG Fossil and PSEG Power Ventures as of 2022. 52 ($ Millions)

PSEG Investor Update January 2024

# PSEG Power & Other

## Nuclear Generation Measures

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2022 | 2023 | 2022 | 2023 |
| Capacity Factor | 93.2% | 95.3% | 94.3% | 95.8% |
| Fuel Cost ($ millions) | $48 | $50 | $141 | $144 |
| Generation (GWh) | 7,968 | 8,138 | 23,926 | 24,271 |
| Fuel Cost ($/MWh) | $6.02 | $6.14 | $5.89 | $5.93 |
| Refueling Outages: | 2022: | Spring – S1 | Fall – HC, PB2 | |
| | 2023: | Spring – S2 | Fall – S1, PB3 | |
| | 2024: | Spring – HC | Fall – S2, PB2 | |

## PJM Capacity Auction Results

| 2023 Delivery Period | PSEG's Average Prices ($/MW-Day) | PSEG's Cleared Capacity (MW) |
|---|---|---|
| Jan – May | $97 | 3,300 |
| Jun – Dec | $50 | 3,700 |

## Carbon-Free Contracted Energy Sales*

| Baseload Nuclear | 2023E | 2024E |
|---|---|---|
| Volume TWh | 30 – 32 | 30 - 32 |
| % Hedged | 95-100% | 85-90% |
| Price $/MWh | $31 | $38 |

## Other Financial Considerations

- Transitioning PSEG's 100%-owned Hope Creek unit from 18-month to 24-month fuel cycles as early as 2025
- In August 2023, PSEG completed a "lift-out" of ~$1 billion of PSEG Power & Other, excluding Services, pension obligations and associated Plan assets

* Numbers reflect management's view of hedged percentages and prices as of December 31, 2022 for 2023E and September 30, 2023 for 2024E. Prices for 2023E reflect revenues of full requirement load deals based on contract price including renewable energy credits and ancillary, but excluding capacity and transmission components. Prices for 2024E reflect energy revenues only. Hedged positions include MTM accounting treatment and options.

Note: Generation indicates period net generation; Average Prices and Cleared Capacity reflect base and incremental auctions.

53

PSEG Investor Update January 2024

# PSEG maintains a solid financial position

## PSEG

**PSEG Senior Unsecured Credit Ratings**

Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

| | |
|---|---|
| **PSEG 364-Day Term Loan Outstanding** [1,2] | **$0.50B** |
| **PSEG Long-term Debt Outstanding** | **$4.13B** |
| **PSEG Consolidated Debt to Capitalization** | **57%** |

**PSEG Power Issuer Credit Ratings**

Moody's = Baa2 / Outlook = Positive[3] S&P = BBB / Outlook = Stable

| | |
|---|---|
| **PSEG Power Long-term Debt Outstanding** [2] | **$1.25B** |

## PSEG Liquidity and Net Cash Collateral Postings

- PSEG had approximately $3.8B of total available liquidity, including $57M of cash and cash equivalents, at 9/30/2023
- PSEG Power had net cash collateral postings of $0.35B at 9/30/2023

## Public Service Electric & Gas

**PSE&G Senior Secured Credit Ratings**

Moody's = A1 / Outlook = Stable S&P = A / Outlook = Stable

| | |
|---|---|
| **PSE&G Long-term Debt Outstanding** | **$13.66B** |

## PSEG Long-Term Maturity Profile 2024 - 2027



Principal Maturing ($ Millions)
2,500
2,000
1,500
1,000
500
0
2024
2025
2026
2027
PSE&G
PSEG Power
PSEG

## Financing Activity Subsequent to September 30, 2023

| | |
|---|---|
| PSEG issued 5.88% Senior Notes due October 2028* | $0.60B |
| PSEG issued 6.13% Senior Notes due October 2033* | $0.40B |
| PSEG retired 0.84% Senior Notes due November 2023 | $0.75B |

All data is as of 9/30/2023 unless otherwise noted.
(1) 364-Day Term Loan is included in Short-Term Debt as Commercial Paper & Loans and as of 9/30/2023 included one term loan maturing April 2024 with a remaining balance of $0.50B.
(2) PSEG 364-Day term loans and PSEG Power long-term debt are at a variable rate. As of 9/30/2023, PSEG has entered into floating-to-fixed interest rate swaps totaling $0.90B in order to reduce the volatility in interest expense for a portion of our variable rate debt on our $1.25B, 3-year term loan maturing March 2025 at PSEG Power.
(3) On October 30, 2023, Moody's changed PSEG Power's rating outlook to positive from stable; Issuer Rating affirmed.
Note: Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

* Prior to pricing on October 2, 2023, $800 million of treasury locks were executed which had a positive fair value of $14 million as of September 30, 2023. This benefit will be amortized over the life of the Senior Notes to partially offset interest expense.

54

PSEG Investor Update January 2024

# Glossary of Terms

| | |
|---|---|
| A&G | Administrative & General |
| AFUDC | Allowance for Funds Used During Construction |
| AMI | Automated Metering Infrastructure |
| ARO | Asset Retirement Obligation |
| BGSS | Basic Gas Supply Service |
| BPU | New Jersey Board of Public Utilities |
| BWR | Boiling Water Reactor |
| CAGR | Compound Annual Growth Rate |
| C&I | Commercial and Industrial |
| CEF | Clean Energy Future |
| CI/US | Cast Iron and Unprotected Steel Main |
| CWIP | Construction Work in Progress |
| DC | Direct Current |
| DEI | Diversity Equity & Inclusion |
| DER | Distributed Energy Resource |
| DOE | Department of Energy |
| E | Estimate |
| EC | Energy Cloud |
| EE | Energy Efficiency |
| EEI | Edison Electric Institute |
| EIA | Energy Information Administration |
| EMP | Energy Master Plan |
| EPA | Environmental Protection Agency |
| ESG | Environmental, Social and Governance |
| EV | Electric Vehicle |
| GAAP | Generally Accepted Accounting Principles |
| GC | General Counsel |
| GHG | Greenhouse Gas |
| GSMP | Gas System Modernization Program |
| GSOE | Garden State Offshore Energy |
| HC | Hope Creek |
| IAP | Infrastructure Advancement Program |
| IRA | Inflation Reduction Act |
| ITC | Investment Tax Credit |
| LDC | Local Distribution Company |
| LIHEAP | Low Income Home Energy Assistance Program |
| LT | Long-Term |
| MSCI | Morgan Stanley Capital International |
| NRC | Nuclear Regulatory Commission |
| O&M | Operations and Maintenance |
| OPEB | Other Post-Employment Benefits |
| OSHA | Occupational Safety and Health Administration |
| OSW | Offshore Wind |
| P/E | Price to Earnings Ratio |
| PB | Peach Bottom |
| PHMSA | Pipeline and Hazardous Materials Safety Administration |
| PJM | Pennsylvania Jersey Maryland |
| PTC | Production Tax Credit |
| PWR | Pressurized Water Reactor |
| REC | Renewable Energy Credit |
| RNG | Renewable Natural Gas |
| ROE | Return on Equity |
| RTO | Regional Transmission Organization |
| S | Salem |
| SAIDI | System Average Interruption Duration Index |
| SBTi | Science Based Targets initiative |
| $SF_6$ | Sulfur Hexafluoride |
| T&D | Transmission and Distribution |
| TEAC | Transmission Expansion Advisory Committee |
| USF | Universal Service Fund |
| YE | Year-End |
| ZEC | Zero Emission Certificate |

**PSEG Investor Relations**
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG ESG Webpages

55

PSEG Investor Update January 2024 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Year Ended (a) Includes the financial impact from positions with Reconciling Items December 31, forward delivery months. 2022 (b) 2022 includes the results for fossil generation sold ($ millions, Unaudited) in February 2022. (c) Income tax effect calculated at statutory rate Net Income $ 1,031 except for qualified NDT related activity, which Loss on Nuclear Decommissioning Trust (NDT) records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease Fund Related Activity, pre-tax 270 related activity. (a) Loss on Mark-to-Market (MTM), pre-tax 635 (b) Please see Slide 3 for an explanation of PSEG’s use of Plant Retirements, Dispositions and Impairments, pre-tax 31 Operating Earnings as a non-GAAP financial measure Lease Related Activity, pre-tax 78 and how it differs from Net Income. (c) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (306) Operating Earnings (non-GAAP) $ 1,739 PSEG Fully Diluted Average Shares Outstanding (in millions) 501 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 2 .06 Loss on NDT Fund Related Activity, pre-tax 0.54 (a) Loss on MTM, pre-tax 1.27 (b) Plant Retirements, Dispositions and Impairments, pre-tax 0.06 Lease Related Activity, pre-tax 0.15 (c) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (0.61) Operating Earnings (non-GAAP) $ 3 .47 A 56 56